Exhibit 99.1

Investor Presentation Updated November 2020

FORWARD-LOOKING STATEMENTS This document contains, and future oral and written statements of QCR Holdings, Inc. (the “Company”) and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company’s management and on information currently available to management, are generally identifiable by the use of words such as “believe,” “expect,” “anticipate,” “predict,” “suggest,” “appear,” “plan,” “intend,” “estimate,” “annualize,” “may,” “will,” “would,” “could,” “should” or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies (including the impact of the 2020 presidential election and the impact of tariffs, a U.S. withdrawal from or significant renegotiation of trade agreements, trade wars and other changes in trade regulations); (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID-19 pandemic in the United States), or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices (including the new current expected credit loss (CECL) impairment standards, that will change how the Company estimates credit losses, when implemented); (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase-out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; and (xi) unexpected outcomes of existing or new litigation involving the Company. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non-GAAP measures, refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

OVERVIEW •Local charters provide a competitive advantage •Strong, centralized risk management function •Efficient centralized group operations •Strong credit and asset quality •Consistent adjusted net income growth •High-touch service approach •Serving attractive Midwest markets •Significant expansion opportunities •Greater than peer EPS growth rate 3

COMPANY QCRH operates four locally managed and governed charters, supported by a centralized operations team. Lines of Business: ▪ Full-service commercial and consumer banking ▪ Correspondent banking ▪ Commercial lease financing ▪ Trust and wealth management services Assets: $5.9 Billion Loans: $4.2 Billion Deposits: $4.7 Billion Wealth Management: $4.1 Billion ▪ $3.1 Billion in Trust Accounts ▪ $1.0 Billion in Brokerage Accounts/RIA Shares Outstanding: 15.8 Million Ownership (as of 6/30/20): ▪ Institutional & Mutual Funds 68% ▪ Insiders & Benefit Plans 12% Source: S&P Global Market Intelligence and Company documents.4 Data as of 9/30/20 unless otherwise noted.

Seasoned Senior Leadership LEADERSHIP Chief Executive Officer ▪ Over 30 years of commercial banking experience ▪ Founding member and CEO of Cedar Rapids Bank & Trust ▪ QCR Holdings Board Director since 2001 ▪ Oversight responsibility for specific product lines and services ▪ Specialty Finance Group ‒ Municipal Finance and Government Guaranteed Lending, Tax Credit Lending, Interest Rate Swap Products and Services ▪ m2 Lease Funds Todd A. Gipple President, Chief Operating Officer & Chief Financial Officer ▪ Over 30 years of commercial banking and financial accounting experience ▪ Joined QCR Holdings in 2000 ▪ QCR Holdings Board Director since 2009 ▪ Appointed Chief Financial Officer in 2000 ▪ Appointed Chief Operating Officer in 2008 5

Our Mission, Vision and Values Our Vision WHO WE ARE Exceptional people providing extraordinary performance for our clients, shareholders and communities. Our Values PASSION | We care. ACHIEVEMENT | We expect to win. ACCOUNTABILITY | We drive it. COLLABORATION | We work together. INNOVATION | We embrace change. INCLUSION | We respect all.6

Source: FDIC deposit market share data a provided by S&P Global (as of 6/30/19). CHARTER MODEL Managed and governed by local veteran bankers and boards with strong community ties and expertise •High touch service delivered by knowledgeable professionals •Strong community involvement with high employee participation •Local decisions and solutions Local autonomy has led to favorable relative performance metrics •Loan growth •Credit and asset quality •Deposit growth Focus on growing deposit market share •#1 deposit share in two markets •Within top 10 deposit share in all four markets Ample opportunities to expand products and services across footprint •Specialty lending & leasing •Correspondent banking •Wealth management7

Our History of Growth 1993 QCR Holdings Founded $14 million IPO 1994 Quad City Bank & Trust (De Novo) 2001 Cedar Rapids Bank & Trust (De Novo) 2005 Rockford Bank & Trust (De Novo) & Quad City Bank & Trust acquires m2 Lease Funds, LLC 2013 Community National Bank acquisition 2016 Community State Bank acquisition 2017 Guaranty Bank & Trust acquisition 2018 Springfield Bancshares, Inc. merger 2019 Rockford Bank & Trust sold GROWTH 8

GROWTH 9

MARKET SHARE

Strong Market Share in Attractive MSAs

Davenport-Moline, IA-IL

- International headquarters for Deere & Company
- 16th in the nation for high-tech job growth
- Ranked #3 out of 382 metro areas for industry diversity (EMSI)

Cedar Rapids, IA

- Top 10 Best Places for Starting a Small Business (2015)
- Top 100 Places to Live (Livability 2016)
- #15 Most Popular Cities in America to Relocate to (2018)

Des Moines-West Des Moines, IA

- Top 10 Best Place for Business and Careers (Forbes 2019)
- 81 insurance companies are headquartered in Des Moines (2019)
- Top 7 Most Recession-Proof Cities in the U.S. (Livability, 2019)

Springfield, MO

- Top 5 Best Cities to start a business
- Top 20 Magnets for Young Adults
- O'Reilly Auto Parts and Bass Pro Shops headquarters

Waterloo-Cedar Falls, IA

- First Gigabit city in Iowa and one of eight in the U.S.
- Cost of living is 2.2% below the national average
- Waterloo/Cedar Falls in the top 10 job markets in the U.S. (Zippia 2018)

Deposit Market Share in Our Current MSAs*

Top 20 Banks	Total Active Branches 2020	Total Deposits 2020 ($000)
Wells Fargo & Co.	42	$6,143,421
U.S. Bancorp	49	$4,464,731
QCR Holdings, Inc.	**24**	**$4,402,997**
BTC Financial Corp.	22	$3,644,844
Great Southern Bancorp Inc.	28	$2,509,893
Bank of America Corp.	7	$1,899,179
West Bancorporation, Inc.	8	$1,850,593
Commerce Bancshares Inc.	11	$1,481,649
Central Banco, Inc.	22	$1,411,462
Great Western Bancorp Inc.	14	$1,376,927
Blackhawk Bancorp, Inc.	18	$1,034,314
FSB Financial Services Inc.	8	$911,928
Lincoln Bancorp	9	$820,687
Neighbor Insurance Agency Inc.	9	$784,177
Guaranty Federal Bancshares Inc.	10	$750,608
BNP Paribas SA	15	$675,126
OakStar Bancshares Inc.	6	$672,967
Hills Bancorp	7	$612,160
Regions Financial Corp.	11	$604,034
Reliable Community Bancshares Inc.	12	$549,927

- ***Ranked 2nd in overall deposit market share in our current MSAs****
- ***48% of deposits are based in a Top 20 ranked Midwest MSA*****

*** MSAs include Davenport-Moline-Rock Island, IA-IL, Cedar Rapids, IA, Rockford-IL, Waterloo-Cedar Falls-IA, Des Moines/West Des Moines-IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions.**
*** Pro Forma based on Rockford Bank & Trust disposition.*
Source: S&P Global Market Intelligence and Company documents. Deposit data as of 9/30/20.

10

Unique and Diversified Products and Services Commercial BankingCorrespondent Banking Fee-Based Businesses Wealth Management Specialty Finance Group • Commercial & retail banking services • Sophisticated lending and treasury management products and deposit services • Small ticket lease financing (m2 Lease Funds) • Competitive deposit products • Safekeeping and cash management services • 192 correspondent banking relationships • Bank stock loans • Trust administration • Brokerage accounts and asset management • Financial planning • 9/30/20 AUM: $4.1B • Commercial loan fixed-floating rate swaps • Municipal and tax credit financing • Q3-2020 swap & loan sale income: $28.1MM UNIQUE 11

COMMITMENT We are very proud of the communities we serve. Our employees demonstrate their commitment to our communities through volunteerism and philanthropy. At a Glance •24,000 Volunteer Hours in 2019 •Diversity, Equity and Inclusion policy; focus on inclusion •Diverse Board Composition •Employees support hundreds of community organizations •Officers required to serve on at least one non-profit board •Free Financial Literacy classes •Environmentally-focused lending programs 12

STRATEGY Our Strategy for Long-Term Success In 2020, we’ve set a simple and focused strategy for our future. 9-6-5 is our plan to continue to grow earnings and drive attractive long-term returns for our shareholders. 9 – Grow loans by 9% per year, funded with core deposits 6 – Grow fee income no less than 6% per year 5 – Improve efficiencies and hold expense growth to no more than 5% 13

FinancialHighlights

A Consistent Track Record of Asset Growth Asset growth has been driven by a combination of organic growth and strategic acquisitions Total Consolidated Assets ($B) (1) Asset Distribution by Charter as of 9/30/20 ($MM) $5.9 $4.9 Springfield First Community Bank $2.2$2.2 62.6%67.6% $2.9 71.9% $3.5 73.8% $4.4 75.0%75.2% 72.4% Community State Bank $937.0 16% $2,012.2 34% $803.5 13% 9 37% 2014201520162017201820199/30/20 Cedar Rapids Bank and Trust Quad City Bank and Trust (2) ASSET GROWTH Total AssetsTotal Loans & Leases/Total Assets Recent Acquisitions (Assets at acquisition date ($ Millions)): 2013: Community National Bancorporation ($288)2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260)2018: Springfield Bancshares, Inc. ($576) (1) Rockford Bank & Trust assets were removed from this data. (2) includes $237.2 million of the assets of m2 Lease Funds, as this entity is wholly-owned by and consolidated with Quad City Bank and Trust.15

Deposit Growth Driven by Core Deposits Core Deposits(1) Represent Approximately 97% of Total Deposits as of 9/30/20 $ in billions $3.5 $3.9 4% $4.7 1% $1.4 $1.6 $2.4 2% 15% $2.9 2% 13% 7% 16% 14%11% 62%63% 4% 17% 47% 3% 15% 48% 52% 60%57% DEPOSIT GROWTH 32%34%31%25%20%20%25% 20142015201620172018201909/30/20 Noninterest-bearing DepositsInterest-bearing DepositsTime DepositsBrokered Deposits 16

Loan Growth Driven by Commercial Lending Commercial Loans(1) Represent Approximately 90% of the Loan Portfolio as of 9/30/20 $ in billions $1.4$1.5 $0.1 $2.1 $0.1 $0.2 $0.2 $2.6 $0.1 $0.2 $0.2 $1.1 $3.3 $0.1 $0.2 $0.1 $1.6 $3.7 $0.1 $0.2 $1.8 $4.2 $0.1 $0.2 $2.0 $0.1 $0.1 $0.2 $0.6 $0.1 $0.2 $0.6 $0.9 $0.7 $1.0 $1.3$1.5 $1.8 LOAN GROWTH 20142015201620172018201909/30/20 Commercial & IndustrialCommercial REDirect Fin. LeasesResidential REConsumer & Other (1) Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data. 17

Strong Pre-Provision, Pre-Tax Earnings $160 $140 $136 $120 $100 $80 $78 $60 $40 $20 $20 $29 $42 $46 $64 EARNINGS 2014201520162017201820199/30/2020 Pre-Provision, Pre-Tax Earnings (in Millions) (1) 9/30/20 data represents YTD annualized. Rockford Bank & Trust data excluded. (1)

Strong Capital Position QCRH is well-positioned for long-term success for several reasons: •Significantly improved capital position •Sale of Rockford Bank & Trust strengthened TCE •Sub-debt raises Feb. 2019 and Sept. 2020 bolstered total risk-based capital •Lowest dividend payout ratio in peer group Tangible Common Equity & RBC Ratios 14.00% 12.00% 10.00% 8.00% 10.91% 8.56% 13.91% 11.56% 11.15% 12.50% 13.33% 9.25%8.89% 14.82% 8.14%8.01%8.13% 6.00% 4.00% 5.52% 2014201520162017201820199/30/2020* TCE/TARBC Ratio 19 CAPITAL POSITION *TCE/TA and TRBC ratios as of 9/30/20 exclude PPP loans.

Asset Quality Management remains focused on maintaining excellent asset quality and resolving problem assets Classified Loans & NPAs / AssetsNonperforming Assets Composition as of 9/30/20 $70.4 $ in millions Troubled Debt Restructures – Accruing Accruing Loans/Leases past due 90 days or more $35.7 1.31% $28.0 $49.0 $43.7 $28.6 $33.6 Other Real Estate Owned & Repossessed Assets 0. 1.5.6% 0.74%0.82%0.81% 0.56% 0.27%0.32% $19.0 million 92.7% Nonaccrual Loans/Leases ASSET QUALITY 20142015201620172018201909/30/20 1234567 20

Strong Credit Culture Supported by High Levels of Reserves QCRH has delayed CECL implementation due to current environment. Reserves / Loans (%) (1) Amount of remaining loan discount ($MM): Reserves / NPLs (%)(1) $0.7$10.1$8.1$11.6 $7.7 $4.5 1.88% 404% 425% 1.45% 1.20% 1.28% 1.16% 1.41% 288% 1.04% 1.03% 0.98% 0.95% 223% 193% 184% 180%183% 145% 215% 214% 194% 2015201620172018201909/30/20 QCRHProxy Peers 2015201620172018201909/30/20 QCRHProxy Peers 21 RESERVES

Strong Revenue Growth and Attractive Mix Predictable and diversified fee income streams complement net interest income $ in millions $273 $222 40% Key Components of Fee Income: $87 $77 25% 23% 77%75% $110 25% 75% $130 21% 79% $167 23% 77% 30% 70% 60% •Wealth Management ($4.1 billion in assets under administration as of 9/30/20) •Correspondent banking (192 relationships as of 9/30/20) •SBA & USDA guaranteed loan sales •Swap fee income (1) 2014201520162017201820199/30/2020 (2) REVENUE Net Interest IncomeNoninterest Income 22

Consistent Improvement in Shareholder Returns $46 $59$59 Adj. Net Income $ in millions $14 $1.72 $21 $1.99 $29 $2.31 $36 $2.66 $3.08 $3.66 $3.69 Adj. EPS (1) 2014201520162017201820199/30/2020 Return on Average Assets Efficiency Ratio (%) 0.61% 0.82% 1.03%1.03%1.06%1.15%1.02% 72.5%72.8% 64.9% 66.5% 64.8% 66.2% 51.4% RETURNS 2014201520162017201820199/30/20 (1) 9/30/20 data represents YTD annualized. (1) (1) 2014201520162017201820199/30/20 23

COVID-19 EXPOSURE Q2 2020

PPP & LRP Participation

PPP QCRH experienced robust client participation in the PPP. As of Sept. 30: •Total number of PPP loans: 1,698 •Total dollar amount: $358MM This total includes the acquisition of new, highly desired clients in our existing markets: •Number of new client loans: 309 (19% of total PPP loans) •Total of new client loans: $63MM * PPP loans $50K or less accounted for 781 loans, totaling $17MM with an average loan size of $21K. 26

LOAN RELIEF The QCRH LRP offers immediate payment relief to consumer and small business loan clients. Loan Relief Program Round Two Participation, as of Sept. 30: •238 total loans/leases representing $83MM, or 1.95% of total loans/leases Loan Relief Program Impact on NPAs: •Only one loan totaling $1.3 million received a second deferral and is classified as a nonperforming asset, as of Sept. 30, 2020. This was unrelated to COVID-19. 27

LOAN RELIEF A breakdown of the industries for Round One and Round Two as of Sept. 30: Industry Round One Round Two Total Amount (in millions) % of Total Loans/Leases Total Amount (in millions) % of Total Loans/Leases % of Loans in Industry Segment All Investment Real Estate $251 5.91% $9 0.21% 0.52% Retail (Including Automotive) $75 1.76% $1 0.02% 0.31% Consumer $42 0.99% $2 0.05% 0.91% Hotels $38 0.89% $36 0.85% 42.86% Media and Telecommunications $29 0.68% $13 0.31% 32.77% Health Care and Social Assistance $22 0.52% $2 0.05% 0.81% All Other $18 0.42% $1 0.02% N/A Construction $10 0.24% $0 0.00% 0.00% Other Services $10 0.24% $1 0.02% 0.55% Arts, Entertainment and Recreation $8 0.19% $3 0.07% 10.99% Restaurants (Limited & Full Service) $8 0.19% $1 0.02% 1.72% Manufacturing $6 0.14% $0 0.00% 0.00% Management of Companies and Enterprises $5 0.12% $0 0.00% 0.00% m2 Lease Funds $53 1.24% $14 0.33% N/A TOTAL $575 13.53% $83 1.95% N/A

IndustryConcentration Disclosures

PRIMARY The following industries were deemed higher risk in our commercial loan portfolio due to the COVID-19 pandemic. As of Sept. 30: 30

HOTEL As of Sept. 30, QCRH hotel exposure was $84MM, or 1.98% of total loans. Overview in Our Markets •Overall occupancy rates during the third quarter ranged from 35%-65% •Cedar Rapids area occupancy rates were 80%-100% due to a storm that hit the area in August •Our portfolio has little reliance on conventions or large events •Majority of hotels are top franchises with experienced operators 31

RESTAURANT As of Sept. 30, QCRH full and limited-service restaurant exposure was $40MM, or 0.94% of total loans. Overview in Our Markets •Most restaurants have socially-distant seating and continue to focus on carry out or drive-thru •Many restaurants with carry out and drive-thrus are performing well, some even better than before the pandemic •Many operators have reduced the size of their staff to match reduced demand 32

ENTERTAINMENT As of Sept. 30, QCRH arts, entertainment and recreation exposure was $28MM, or 0.66% of total loans. Overview in Our Markets •Minimal impact to golf courses; recreation centers are open with restrictions •Many entertainment businesses introduced online offerings, virtual tours and streaming services •Some challenges with larger in-person events 33

SECONDARY As of Sept. 30, QCRH retail exposure was $232MM, or 5.45% of total loans. Overview in Our Markets •Third quarter retail sales increased 3.6% over last quarter •Automotive/truck/RV sales and repair performing very well and better than anticipated •Food and beverage industry continues to be very strong 34

SECONDARY As of Sept. 30, QCRH retail investment commercial real estate exposure was $140MM, or 3.29% of total loans. 35

SECONDARY 76 Multi-tenant properties with exposure of $107MM or 2.52% of total loans. 41 Single-tenant properties with exposure of $29MM or 0.68% of total loans. 36 36

APPENDIX

MARKET SHARE

QUAD CITY BANK & TRUST

QUAD CITY BANK & TRUST

John H. Anderson, CEO
Laura "Divot" Ekizian, President

Assets: $2.2 Billion[1] (as of 9/30/20)

Population: 382,268

Market Deposits: $8.2 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	**Quad City Bank & Trust**	**5**	**1,708.0**	**18.6%**
2.	Wells Fargo & Co.	10	1,272.2	14.0%
3.	Blackhawk Bancorp. Inc.	18	1,034.3	11.4%
4.	U.S. Bancorp	10	875.5	9.6%
5.	Orion Bancorp. Inc.	8	438.7	4.8%
6.	Triumph Bancorp Inc.	10	435.1	4.8%
7.	First Midwest Bancorp Inc.	4	380.0	4.2%
8.	AmBank Holdings Inc.	8	324.4	3.6%
9.	Prophetstown Banking Co.	1	228.5	2.5%
10.	Northwest Investment Co.	3	200.4	2.2%

CEDAR RAPIDS BANK & TRUST

CEDAR RAPIDS BANK & TRUST

Larry J. Helling, CEO
James Klein, President

Assets: $2.01 Billion (as of 9/30/20)

Population: 271,952

Market Deposits: $5.9 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	**Cedar Rapids Bank & Trust**	**5**	**1,195.8**	**16.5%**
2.	U.S. Bancorp	7	1,026.9	14.2%
3.	Wells Fargo & Co.	9	794.4	11.0%
4.	Neighbor Insurance Agency Inc.	9	784.1	10.8%
5.	Hills Bancorp.	7	612.1	8.5%
6.	BTC Financial Corp.	3	306.7	4.2%
7.	Dunn Investment Co.	4	281.8	3.9%
8.	Fidelity Ban Corp.	3	175.6	2.4%
9.	Ohnward Bancshares Inc.	4	168.2	2.3%
10.	Country Bancorp.	5	154.8	2.1%

(1) Includes $241.5 million of the assets of m2 Lease Funds, as this entity is wholly-owned and consolidated with the bank.
Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 9/30/20

*** Dollars in millions.**

38

MARKET SHARE

COMMUNITY BANK & TRUST

COMMUNITY BANK & TRUST

Stacey J. Bentley, President & CEO

Assets: $231 Million (as of 9/30/20)

Population: 169,565

Market Deposits: $1.7 Billion

Deposit Market Share (Black Hawk County)

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	FSB Financial Services Inc.	6	793.9	30.5%
2.	U.S. Bancorp	6	457.6	17.6%
3.	Wells Fargo & Co.	3	284.9	10.9%
4.	Lincoln Bancorp	4	194.5	7.5%
5.	Regions Financial Corp.	3	163.4	6.3%
6.	Fidelity Ban Corp.	3	158.9	6.1%
7.	**Community Bank and Trust**	**3**	**156.0**	**6.0%**
8.	First of Waverly Corp.	1	98.3	3.8%
9.	Great Western Bancorp Inc.	2	87.0	3.3%
10.	Evans Bancshares Inc.	2	83.2	3.2%

COMMUNITY STATE BANK

csb community state bank

Kurt A. Gibson, President & CEO

Assets: $903 Million (as of 9/30/20)

Population: 682,877 Des Moines/West Des Moines MSA

Market Deposits: $18.7 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	Wells Fargo & Co.	18	3,610.2	15.2%
2.	BTC Financial Corp.	19	3,338.1	14.0%
3.	West Bancorporation, Inc.	8	1,850.6	7.8%
4.	U.S. Bancorp	13	1,499.9	6.3%
5.	Great Western Bancorp Inc.	11	1,258.5	5.3%
6.	Bank of America Corp.	3	1,250.5	5.3%
7.	**Community State Bank**	**10**	**778.5**	**3.3%**
8.	BNP Paribas SA	12	547.1	2.3%
9.	Albrecht Financial Services Inc.	7	392.9	1.7%
10.	Bank Iowa Corp.	6	373.5	1.6%

Source: FDIC deposit market share data as provided by S&P Global. Deposit data is as of 9/30/20.

*Dollars in millions.

39

MARKET SHARE

SFC BANK

SFC BANK

Robert C. Fulp, CEO
Monte C. McNew, President

Assets: $746 Million (as of 9/30/20)

Population: 467,912 Springfield, MO - MSA

Market Deposits: $9.9 Billion

Deposit Market Share

	Institution Name	Offices in MSA	Deposits* ($ in millions)	Market Share
1.	Great Southern Bancorp Inc.	20	2,220.3	16.7%
2.	Commerce Bancshares Inc.	11	1,481.6	11.1%
3.	Central Banco. Inc.	22	1,411.5	10.6%
4.	Guaranty Federal Bancshares Inc.	10	750.6	5.6%
5.	OakStar Bancshares Inc.	6	673.0	5.1%
6.	Bank of America Corp.	4	648.6	4.9%
7.	**SFC Bank**	**1**	**564.7**	**4.2%**
8.	Reliable Community Bancshares Inc.	12	549.9	4.1%
9.	U.S. Bancorp	11	512.6	3.9%
10.	Simmons First National Corp.	8	443.8	3.3%

Source: FDIC deposit market share data as provided by S&P Global.
Deposit data is as of 9/30/20.

* Dollars in millions.

40

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